SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 13, 2004

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                 File Number)      Identification Number)
Vermont                           001-15985         03-0283552

(Address of principal executive offices)
20 Lower Main St., P.O. Box 667       (Zip Code)
Morrisville, VT                       05661-0667

Registrant's telephone number, including area code: (802) 888-6600

        (Former name or former address, if changed since last report)
                               Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      * Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02: Results of Operations and Financial Condition

      As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

      On October 13, 2004, Union Bankshares, Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing information concerning our results of operations and financial condition for our third quarter ended, September 30, 2004 and the declaration of a dividend.

Item 7.01. Regulation FD Disclosure

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

      (c)   Exhibits
            Exhibit 99.1 Union Bankshares, Inc. Press Release dated October 13, 2004, announcing a quarterly cash dividend and third quarter 2004 earnings

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Union Bankshares, Inc.


October 13, 2004                  /s/ Kenneth D. Gibbons
                                  ------------------------------------------
                                  Kenneth D. Gibbons, President

October 13, 2004                  /s/ Marsha A. Mongeon
                                  ------------------------------------------
                                  Marsha A. Mongeon, Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit 99.1 Union Bankshares, Inc. Press Release dated October 13, 2004, announcing a quarterly cash dividend and third quarter 2004 earnings


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